                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/ /  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                              WEST COAST BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                                   APPENDIX A

                               WEST COAST BANCORP
                           DIRECTOR STOCK OPTION PLAN

                                OPTION SCHEDULE



                                                               OPTION SCHEDULE
                                                           -----------------------
                                                                            ANNUAL
                                                           INITIAL          OPTION
      BOARD                   POSITION                      AWARD           AWARD
      -----                   --------                     -------          ------
      WCB              Exec. Committee Chair                2,800           1,400
                       Board Chair                          2,800           1,400
                       Committee Chair                      2,800           1,400
                       Director                             2,800           1,400

      CB               Board Chair                          1,400             700
                       Committee Chair                      1,400             700
                       Director                             1,400             700

      BN               Board Chair                          1,260             630
                       Committee Chair                      1,260             630
                       Director                             1,260             630

      VB               Board Chair                            560             280
                       Committee Chair                        560             280
                       Director                               560             280

FIVE-YEAR TOTAL STOCK OPTIONS:                     148,260 SHARES


WCB = West Coast Bancorp
CB  = The Commercial Bank
BN  = The Bank of Newport
VB  = Valley Commercial Bank